                               NORTH FORK BANCORP
   275 BROADHOLLOW ROAD, MELVILLE, NY 11747 (631) 844-1258 FAX (631) 844-1471



FOR IMMEDIATE RELEASE               CONTACT:   DANIEL M. HEALY
                                               EXECUTIVE VICE PRESIDENT
                                               CHIEF FINANCIAL OFFICER
                                               (631) 844-1258


                NORTH FORK BANCORP REPORTS 27% EARNINGS INCREASE
                         FOR THE THIRD QUARTER OF 2004,
             SUSTAINED DEMAND DEPOSIT, CORE DEPOSIT AND LOAN GROWTH

      MELVILLE, N.Y. - OCTOBER 27, 2004 - NORTH FORK BANCORPORATION, INC. (NYSE:
NFB) reported a significant rise in earnings, sustained growth in demand deposits, core deposits and loans and achievements in other key operating performance measures, including new business initiatives. Highlights in the current period include:

      - A 27% increase in net income for the third quarter of 2004 compared to the prior year, with an 11% increase in diluted earnings per share.

      - Annualized demand and core deposit growth in the quarter of 24% and 14%, respectively.

      -     A 13% increase in the loan portfolio.

      - A 30% increase in net interest income in the current quarter compared to the prior year, attributable in part to a strong net interest margin in the current period of 4.23%.

      -     Increased expenditures in support of new business initiatives.

      - A Board approved 10% increase in cash dividends and a three-for-two stock split.

      -     The acquisition of GreenPoint Financial Corp. effective October 1.

      "We are pleased that we achieved higher levels of operating performance in a transitional year for our Company," said John Adam Kanas, Chairman, President and Chief Executive Officer. "Our goal is to begin next year as a balanced regional banking franchise that will provide our shareholders the industry leading returns they have come to expect from North Fork," he said. As previously reported, North Fork completed the successful acquisition and conversion of The Trust Company of New Jersey on May 15, 2004 and acquired GreenPoint effective October 1, 2004. It is expected that GreenPoint Bank's operating systems will be converted in February 2005. "Our plans for the efficient integration of GreenPoint are on schedule," said Mr. Kanas. "We expect to attain all the strategic and business synergies that were in our original acquisition objectives and more," he added. GreenPoint's final operating results and financial data with pro forma information for the combined companies are included in schedules appended to this release.


NET INCOME AND RETURNS

      Net income for the quarter ended September 30, 2004 was $120 million or diluted earnings per share of $.70, compared to $94 million or $.63 diluted earnings per share in 2003, representing increases of 27% and 11%, respectively. Net income for the nine months ended September 30, 2004 increased to $331 million or diluted earnings per share of $2.06, compared to $294 million and diluted earnings per share of $1.92 for the comparable nine-month period last year. The Company advised that these results were achieved as it made investments in new business initiatives. The slight rise in the core efficiency ratio reflects these investments and other costs associated with positioning its business for the acquisition of GreenPoint.

      The Company's returns on average equity and average tangible equity were 19.7% and 35.3%, respectively in the current quarter and 22.5% and 36.7%, respectively for the nine months ended September 30, 2004. Its returns on average assets and average tangible assets for the nine-month period in 2004 were 1.8% and 1.9%, respectively.

      Net interest income for the three and nine-month periods ended September 30, 2004 were $259 million and $700 million, respectively, increases of 30% and 15% over the comparable periods in 2003. The Company's net interest margin for the current quarter was steady at 4.23%, a level consistent with the prior quarter. Taking advantage of its liquidity position, the Company established a lending arrangement in the quarter with GreenPoint, averaging approximately $560 million, at an average interest rate of 1.5%. This borrowing facility was established to assist in financing loan originations held for investment. This loan had the effect of reducing North Fork's net interest margin by approximately seven basis points in the quarter or $.02 diluted earnings per share.


DEPOSITS

      At September 30, 2004, demand deposits rose to $5.6 billion, an increase of $315 million over the previous quarter for an annualized increase of 24%. Core deposits, consisting of demand, savings, NOW and money market accounts increased to $16.6 billion, an increase of $558 million over the previous quarter for an annualized increase of 14%. The Company took advantage of core deposit inflows and reduced high cost time accounts by approximately $246 million or 7%, linked quarter. "Our opportunities to increase deposit market share from our franchise in New Jersey and the recent acquisition of GreenPoint are limitless," said Mr. Kanas. "Penetration of the lucrative commercial market is improving as competitors leave the needs of small to medium sized businesses unserved," he said.


LOANS

      Loans at September 30, 2004 were $15.9 billion, an increase of $480 million for an annualized growth rate of 13%. Gains were recorded in all loan categories, except in consumer lending, which has been negatively impacted by automobile manufacturers offering aggressive incentives and zero financing. Commercial loan growth kept pace with anticipated volume and should continue as the Company grows its market share. "Our pipeline is at historic levels," said Mr. Kanas. "We also see momentum building in New Jersey and from our asset based lending group," he said. The Company previously announced the employment of seasoned banking personnel in support of new lending initiatives on Long Island, New York City and in New Jersey.

      Non performing loans remained substantially unchanged from the previous quarter and the allowance for loan losses provides sufficient risk coverage.


NON INTEREST INCOME AND EXPENSES

      Non interest income, excluding net securities gains, rose year-over-year and on a linked quarter basis. The principal contributor was customer related charges and fees from increased business accounts and new customers in New Jersey.

      Operating expenses, as anticipated, increased principally from compensation costs associated with new lending personnel, employees from the TCNJ acquisition and new branches. The Company opened 5 branches in 2004 and an additional 7 branches are scheduled in the final quarter of the year. "We are investing in people, technology and facilities as we position our Company for 2005," said John Kanas.


CASH DIVIDENDS AND THREE FOR TWO STOCK SPLIT

      The Company will pay a cash dividend of $.33 per share ($.22 per share post split) and a three-for-two stock split to shareholders of record on October 29, 2004 payable on November 15, 2004.

                                     *  *  *

      North Fork is a regional bank holding company headquartered in New York conducting commercial and retail banking from 350 branch locations in the Tri-State area with a complementary national mortgage banking business.

                                     *  *  *

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between North Fork and GreenPoint Financial Corp. ("GreenPoint"), including future financial and operating results, North Fork's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of North Fork's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any revenue synergies from the GreenPoint merger may not be fully realized or may take longer to realize than expected; disruption from the GreenPoint merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause North Fork's results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Report on Form 10-K of North Fork, and in the Quarterly Reports on Form 10-Q of North Fork filed with the Securities and Exchange Commission ("SEC") and available at the SEC's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the press release, and North Fork assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

                         NORTH FORK BANCORPORATION, INC.

                                  PRESS RELEASE

                                      INDEX


FINANCIAL INFORMATION (UNAUDITED)

                                                                         Page
                                                                         ----
NORTH FORK BANCORPORATION, INC.

    -    Consolidated Statements of Income..................................6

    -    Consolidated Balance Sheets  ......................................7

    -    Selected Financial Data and Balance Sheet Components  ..........8-10

    -    Net Interest Margin Analysis ..................................11-12

    -    Notes to the Financial Data and Summaries.........................13

GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES

    -    Discussion and Analysis..........................................14

    -    Consolidated Statements of Income.................................15

    -    Consolidated Balance Sheets.......................................16

    -    Selected Financial Data and Balance Sheet Components  ............17

    -    Mortgage Banking Highlights.......................................18

    -    Net Interest Margin Analysis .....................................19

COMBINED CONDENSED PRO FORMA FINANCIAL INFORMATION

    -    Pro Forma Combined Condensed Balance Sheet........................20

    -    Pro Forma Selected Financial Data ................................21

                         NORTH FORK BANCORPORATION, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                               THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                          SEPTEMBER 30,   SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
(in thousands, except per share amounts)                      2004             2003             2004              2003
                                                          ------------------------------------------------------------------
INTEREST INCOME:
Loans                                                          $ 238,656       $ 198,932          $ 645,858        $ 591,679
Securities                                                        96,487          64,947            259,652          251,145
Money Market Investments                                           2,186              89              2,856              358
                                                          ------------------------------------------------------------------
   Total Interest Income                                         337,329         263,968            908,366          843,182
                                                          ------------------------------------------------------------------

INTEREST EXPENSE:
Savings, NOW & Money Market Deposits                              22,921          14,435             57,040           43,671
Time Deposits                                                      7,907           8,642             21,962           28,114
Certificates of Deposit, $100,000 & Over                           5,898           4,400             14,890           14,304
Federal Funds Purchased & Collateralized Borrowings               33,880          30,349             93,791          122,323
Subordinated Debt                                                  5,031           4,636             14,175           18,981
Junior Subordinated Debt                                           2,217           2,006              6,109            6,967
                                                          ------------------------------------------------------------------
   Total Interest Expense                                         77,854          64,468            207,967          234,360
                                                          ------------------------------------------------------------------
   Net Interest Income                                           259,475         199,500            700,399          608,822
Provision for Loan Losses                                          6,500           6,500             19,500           19,250
                                                          ------------------------------------------------------------------
   Net Interest Income after Provision for Loan Losses           252,975         193,000            680,899          589,572
                                                          ------------------------------------------------------------------

NON-INTEREST INCOME:
Customer Related Fees & Service Charges                           25,392          20,736             70,580           61,362
Investment Management, Commissions & Trust Fees                    4,306           3,207             12,329           10,223
Mortgage Banking Income                                            1,278           2,769              3,757            8,786
Check Cashing Fees                                                 1,174           1,191              3,522            3,452
Other Operating Income                                             5,630           5,746             17,084           14,256
Securities Gains, net                                              4,292             381             11,704            6,677
Gain on Sale of Facilities                                             -               -                  -           10,980
                                                          ------------------------------------------------------------------
     Total Non-Interest Income                                    42,072          34,030            118,976          115,736
                                                          ------------------------------------------------------------------

NON-INTEREST EXPENSE:
Employee Compensation & Benefits                                  64,912          48,396            171,214          144,811
Occupancy & Equipment, net                                        22,222          17,116             59,921           49,026
Other Operating Expenses                                          24,334          18,350             63,461           52,061
Amortization of Identifiable Intangibles                           2,995             891              5,665            2,675
Debt Restructuring Costs                                               -               -                  -           11,955
                                                          ------------------------------------------------------------------
    Total Non-Interest Expense                                   114,463          84,753            300,261          260,528
                                                          ------------------------------------------------------------------
Income Before Income Taxes                                       180,584         142,277            499,614          444,780
Provision for Income Taxes                                        60,856          47,947            168,370          150,798
                                                          ------------------------------------------------------------------
     Net Income                                                 $119,728         $94,330           $331,244         $293,982
                                                          ==================================================================
EARNINGS PER SHARE:
    Basic                                                          $0.71           $0.63              $2.09            $1.94
    Diluted                                                         0.70            0.63               2.06             1.92

      See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


                                                                   SEPTEMBER 30,       JUNE 30,      DECEMBER 31,     SEPTEMBER 30,
(in thousands, except per share amounts)                                2004             2004            2003              2003
                                                                   -----------------------------------------------------------------
ASSETS:
Cash & Due from Banks                                                    $456,458      $528,772         $510,354          $421,845
Money Market Investments                                                   18,580        16,140           21,037           259,487
Federal Funds Sold - GreenPoint                                           750,000             -                -                 -
Securities:
   Available-for-Sale                                                   8,648,172     8,762,663        7,136,275         6,817,408
   Held-to-Maturity                                                       149,103       152,201          190,285           210,808
                                                                   -----------------------------------------------------------------
      Total Securities                                                  8,797,275     8,914,864        7,326,560         7,028,216
                                                                   -----------------------------------------------------------------
Loans:
   Held-For-Sale                                                            2,388         2,902            4,074            12,201
   Held-for-Investment, Net of Unearned Income & Deferred Costs        15,871,222    15,385,568       12,341,199        12,009,276
                                                                   -----------------------------------------------------------------
       Total Loans                                                     15,873,610    15,388,470       12,345,273        12,021,477
               Less: Allowance for Loan Losses                            138,797       138,008          122,733           119,907
                                                                   -----------------------------------------------------------------
                  Net Loans                                            15,734,813    15,250,462       12,222,540        11,901,570
                                                                   -----------------------------------------------------------------
Goodwill                                                                1,003,927     1,003,668          410,494           410,494
Identifiable Intangibles                                                   46,452        49,447           12,765            13,657
Premises & Equipment                                                      227,280       220,379          150,875           144,457
Other Assets                                                              468,023       488,127          314,749           296,605
                                                                   -----------------------------------------------------------------
     Total Assets                                                     $27,502,808   $26,471,859      $20,969,374       $20,476,331
                                                                   =================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand                                                              $5,574,161    $5,259,052       $4,080,134        $3,943,506
   NOW &  Money Market                                                  6,466,290     6,321,943        4,519,476         4,273,197
   Savings                                                              4,592,746     4,494,251        3,770,683         3,759,923
   Time                                                                 2,144,693     2,300,540        1,784,408         1,841,826
   Certificates of Deposit, $100,000 & Over                             1,370,314     1,460,671          961,414           998,786
                                                                   -----------------------------------------------------------------
     Total Deposits                                                    20,148,204    19,836,457       15,116,115        14,817,238
                                                                   -----------------------------------------------------------------
Federal Funds Purchased & Collateralized Borrowings                     3,739,734     3,138,935        3,221,154         2,954,000
Subordinated Debt                                                         478,835       462,808          476,499           481,282
Junior Subordinated Debt                                                  267,360       261,358          266,977           272,917
                                                                   -----------------------------------------------------------------
     Total Borrowings                                                   4,485,929     3,863,101        3,964,630         3,708,199
                                                                   -----------------------------------------------------------------
Dividends Payable                                                          57,088        51,621           45,757            40,901
Due to Brokers                                                              9,370        86,770           31,095           115,132
Accrued Expenses & Other Liabilities                                      339,418       322,323          333,288           355,903
                                                                   -----------------------------------------------------------------
      Total Liabilities                                               $25,040,009   $24,160,272      $19,490,885       $19,037,373
                                                                   -----------------------------------------------------------------

STOCKHOLDERS' EQUITY:
Common Stock, par value $0.01; authorized 500,000,000 shares;
    issued 193,108,367 Shares at September 30, 2004                         1,931         1,931            1,746             1,746
Additional Paid in Capital                                              1,116,841     1,121,040          378,793           372,458
Retained Earnings                                                       1,992,873     1,930,379        1,816,458         1,759,876
Accumulated Other Comprehensive Income/(Loss)                               4,806      (61,784)          (2,044)            22,026
Deferred Compensation                                                    (84,073)      (84,294)         (91,789)          (63,290)
Treasury Stock at Cost; 20,113,581 Shares at September 30, 2004         (569,579)     (595,685)        (624,675)         (653,858)
                                                                   -----------------------------------------------------------------
      Total Stockholders' Equity                                        2,462,799     2,311,587        1,478,489         1,438,958
                                                                   -----------------------------------------------------------------
      Total Liabilities and Stockholders' Equity                      $27,502,808   $26,471,859      $20,969,374       $20,476,331
                                                                   =================================================================

      See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)


                                                                       THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                 SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
SELECTED FINANCIAL DATA:                                             2004             2003             2004             2003
                                                                 ----------------------------------------------------------------
(in thousands, except ratios and per share amounts)
PER SHARE:
    Net Income - Basic                                                $0.71            $0.63            $2.09            $1.94
    Net Income - Diluted                                              $0.70            $0.63            $2.06            $1.92
    Average Shares Outstanding - Basic                              168,108          148,853          158,265          151,879
    Average Shares Outstanding - Diluted                            170,323          150,510          160,721          153,464
    Cash Dividends                                                    $0.33            $0.27            $0.93            $0.81
    Dividend Payout Ratio                                               48%              43%              47%              42%
    Stated Book Value                                                $14.24            $9.50           $14.24            $9.50
    Tangible Book Value                                               $8.16            $6.70            $8.16            $6.70
SELECTED FINANCIAL DATA:
    Return on Average Total Assets                                    1.75%            1.80%            1.82%            1.82%
    Return on Average Tangible Assets (2)                             1.85%            1.84%            1.90%            1.87%
    Return on Average Stockholders' Equity                           19.66%           25.50%           22.53%           25.67%
    Return on Average Tangible Stockholders' Equity (2)              35.32%           36.11%           36.67%           35.73%
    Efficiency Ratio (3)                                             37.62%           35.38%           36.27%           34.25%
    Yield on Interest Earning Assets (1)                              5.47%            5.56%            5.51%            5.76%
    Cost of Funds                                                     1.63%            1.67%            1.62%            1.93%
    Net Interest Margin (1)                                           4.23%            4.23%            4.27%            4.20%



                                                                 SEPTEMBER 30,    JUNE 30,         DECEMBER 31,     SEPTEMBER 30,
                                                                     2004           2004               2003             2003
                                                                -----------------------------------------------------------------
CAPITAL RATIOS:
  Risk Based Capital:
      Tier 1                                                         10.12%            9.86%           10.49%           10.19%
      Total                                                          14.04%           13.90%           15.53%           15.32%
      Leverage Ratio                                                  6.32%            6.63%            6.47%            6.06%


QUARTERLY AVERAGE BALANCE SHEET:
Total Assets                                                    $27,185,413      $24,617,030      $20,554,912      $20,844,524
Securities                                                        8,823,732        8,625,227        7,001,865        7,317,821
Loans                                                            15,659,594       13,934,465       12,126,302       11,947,125
Demand Deposits                                                   5,444,217        4,825,135        4,098,276        3,775,735
Interest Bearing Deposits                                        14,702,349       13,391,765       10,894,793       10,825,570
Federal Funds Purchased & Collateralized Borrowings               3,534,757        3,182,388        2,980,436        3,676,439
Subordinated Debt                                                   462,820          488,413          481,293          493,801
Junior Subordinated Debt                                            261,361          273,945          272,920          281,024
Stockholders' Equity                                             $2,422,116       $1,912,760       $1,487,049       $1,467,369

      See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
         SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS, CONTINUED
                                   (UNAUDITED)


BALANCE SHEET COMPONENTS:

SECURITIES:
      The following table represents the components of the securities portfolio for the periods ended:

                                                                   SEPTEMBER 30,      JUNE 30,      DECEMBER 31,    SEPTEMBER 30,
(in thousands)                                                         2004            2004            2003             2003
                                                                   --------------------------------------------------------------
Collateralized Mortgage Obligations                                 $4,762,638     $4,933,670       $4,424,868        $4,455,014
Agency Pass-Through Certificates                                     2,128,754      2,230,652        1,328,753           931,332
State & Municipal Obligations                                          844,874        643,422          761,747           750,286
Other Securities                                                       661,484        652,183          558,757           583,605
U.S. Treasury & Government Agencies                                    209,869        265,256           58,090            62,401
Equity Securities                                                      189,656        189,681          194,345           245,578
                                                                   --------------------------------------------------------------
   Total Securities                                                 $8,797,275     $8,914,864       $7,326,560        $7,028,216
                                                                   ==============================================================


LOANS:
     The following table represents the components of the loan portfolio for the periods ended:

                                                                  SEPTEMBER 30,      JUNE 30,      DECEMBER 31,     SEPTEMBER 30,
 (in thousands)                                                        2004            2004            2003              2003
                                                                  ---------------------------------------------------------------
Commercial Mortgages                                                $3,606,650     $3,536,517       $2,814,103        $2,519,184
Commercial                                                           2,679,759      2,529,253        2,145,798         2,077,084
                                                                  ---------------------------------------------------------------
     Total Commercial                                                6,286,409      6,065,770        4,959,901         4,596,268
Multi-Family Mortgages                                               3,945,171      3,824,615        3,634,533         3,684,530
Residential Mortgages                                                3,487,397      3,329,949        2,403,306         2,355,467
Consumer                                                             1,686,614      1,751,240        1,095,529         1,098,193
Construction and Land                                                  501,296        453,922          283,243           316,782
                                                                  ---------------------------------------------------------------
  Total                                                            $15,906,887    $15,425,496      $12,376,512       $12,051,240
Less:
   Unearned Income & Deferred Costs                                     33,277         37,026           31,239            29,763
                                                                  ---------------------------------------------------------------
      Loans, net                                                   $15,873,610    $15,388,470      $12,345,273       $12,021,477
                                                                  ===============================================================

ASSET QUALITY:
(in thousands)
   Non-Performing Loans                                                $17,029        $15,804          $13,340           $12,773
   Other Real Estate                                                       222            435              313               313
                                                                  ---------------------------------------------------------------
   Total Non-Performing Assets                                         $17,251        $16,239          $13,653           $13,086
                                                                  ===============================================================

   Allowance for Loan Losses to Non-Performing Loans                      815%           873%             920%              939%
   Allowance for Loan Losses to Total Loans, net                         0.87%          0.90%            0.99%             1.00%
   Non-Performing Loans to Total Loans, net                              0.11%          0.10%            0.11%             0.11%
   Quarterly Net Charge-offs to Average Loans (Annualized)               0.15%          0.09%            0.14%             0.14%

      See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
         SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS, CONTINUED
                                   (UNAUDITED)

DEPOSITS:
   The following table represents the composition of total deposits, while more specifically highlighting Manhattan and New Jersey for the periods ended:


                                                            SEPTEMBER 30,      JUNE 30,       DECEMBER 31,      SEPTEMBER 30,
(dollars in thousands)                                          2004             2004             2003               2003
                                                            -----------------------------------------------------------------
MANHATTAN (28 BRANCHES)
Demand                                                       $1,268,146      $1,289,993        $1,027,017            $889,349
Interest Bearing                                              2,691,871       2,466,113         1,897,448           1,906,853
Time                                                            362,401         365,733           370,095             345,076
                                                            -----------------------------------------------------------------
    Total                                                    $4,322,418      $4,121,839        $3,294,560          $3,141,278
                                                            -----------------------------------------------------------------

NEW JERSEY (73 BRANCHES)
Demand                                                         $556,377        $610,145                 -                   -
Interest Bearing                                              1,225,783       1,183,011                 -                   -
Time                                                          1,055,548       1,088,574                 -                   -
                                                            -----------------------------------------------------------------
     Total                                                   $2,837,708      $2,881,730                 -                   -
                                                            -----------------------------------------------------------------

ALL OTHER LOCATIONS  (157 BRANCHES)
Demand                                                       $3,749,638      $3,358,914        $3,053,117          $3,054,157
Interest Bearing                                              7,141,382       7,167,070         6,392,711           6,126,267
Time                                                          2,097,058       2,306,904         2,375,727           2,495,536
                                                            -----------------------------------------------------------------
    Total                                                   $12,988,078     $12,832,888       $11,821,555         $11,675,960
                                                            -----------------------------------------------------------------

TOTAL DEPOSITS  (258 BRANCHES)
Demand                                                       $5,574,161      $5,259,052        $4,080,134          $3,943,506
Interest Bearing                                             11,059,036      10,816,194         8,290,159           8,033,120
Time                                                          3,515,007       3,761,211         2,745,822           2,840,612
                                                            -----------------------------------------------------------------
    Total                                                   $20,148,204     $19,836,457       $15,116,115         $14,817,238
                                                            =================================================================

      See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                          NET INTEREST MARGIN ANALYSIS
                                   (UNAUDITED)

   The following table presents on a linked quarter basis, an analysis of net interest income by each major category of interest earning assets and interest bearing liabilities:

For the Three Months Ended:                                          SEPTEMBER 30, 2004                     JUNE 30, 2004
                                                               ---------------------------------------------------------------------
                                                                AVERAGE                  AVERAGE     AVERAGE                 AVERAGE
(dollars in thousands)                                          BALANCE      INTEREST      RATE      BALANCE     INTEREST     RATE
                                                               ---------------------------------------------------------------------
INTEREST EARNING ASSETS:
                                                               ---------------------------------------------------------------------
Loans, net                                                     $15,659,594   $239,080      6.07%   $13,934,465   $213,416      6.16%
Securities (1)                                                   8,823,732    103,113      4.65%     8,625,227     96,907      4.52%
Federal Funds Sold - GreenPoint                                    560,587      2,153      1.53%             -          -          -
Money Market Investments (1)                                        13,449         57      1.69%       219,728        481      0.88%
                                                               ----------------------              ----------------------
  Total Interest Earning Assets                                 25,057,362    344,403      5.47%    22,779,420    310,804      5.49%
                                                               ----------------------              ----------------------

NON-INTEREST EARNING ASSETS:
Cash and Due from Banks                                           $612,732                            $715,814
Other Assets                                                     1,515,319                           1,121,796
                                                               -----------                         -----------
  Total Assets                                                 $27,185,413                         $24,617,030
                                                               -----------                         -----------

INTEREST BEARING LIABILITIES:
Savings, NOW & Money Market Deposits                           $11,017,089    $22,921      0.83%   $10,067,881    $19,108      0.76%
Time Deposits                                                    3,685,260     13,805      1.49%     3,323,884     12,311      1.49%
                                                               ----------------------              ----------------------
  Total Savings and Time Deposits                               14,702,349     36,726      0.99%    13,391,765     31,419      0.94%

Fed Funds Purchased & Collateralized Borrowings                  3,534,757     33,880      3.81%     3,182,388     31,308      3.96%
Subordinated Debt                                                  462,820      5,031      4.32%       488,413      4,599      3.79%
Junior Subordinated Debt                                           261,361      2,217      3.37%       273,945      1,953      2.87%
                                                               ----------------------              ----------------------
  Total Borrowings                                               4,258,938     41,128      3.84%     3,944,746     37,860      3.86%
                                                               ----------------------              ----------------------
    Total Interest Bearing Liabilities                          18,961,287     77,854      1.63%    17,336,511     69,279      1.61%
                                                               ----------------------              ----------------------
Interest Rate Spread                                                                       3.84%                               3.88%

NON-INTEREST BEARING LIABILITIES:
Demand Deposits                                                 $5,444,217                          $4,825,135
Other Liabilities                                                  357,793                             542,624
                                                               -----------                         -----------
 Total Liabilities                                              24,763,297                          22,704,270
 Stockholders' Equity                                            2,422,116                           1,912,760
                                                               -----------                         -----------
  Total Liabilities and Stockholders' Equity                   $27,185,413                         $24,617,030
                                                               -----------                         -----------
Net Interest Income and Net Interest Margin (1)                              $266,549      4.23%                 $241,525      4.26%
Less: Tax Equivalent Adjustment                                               (7,074)                             (7,430)
                                                                             --------                            --------
     Net Interest Income                                                     $259,475                            $234,095
                                                                             --------                            --------

      See accompanying notes appended to the financial data and summaries

                         NORTH FORK BANCORPORATION, INC.
                          NET INTEREST MARGIN ANALYSIS
                                   (UNAUDITED)


   The following table summarizes the net interest margin for the previous five quarters:

                                                      2004                            2003
                                             ------------------------------------------------------------
                                             3RD QTR       2ND QTR      1ST QTR      4TH QTR      3RD QTR
                                             ------------------------------------------------------------
INTEREST EARNING ASSETS:
Loans, net                                     6.07%         6.16%       6.27%        6.47%        6.62%
Securities                                     4.65%         4.52%       4.40%        4.29%        3.84%
Federal Funds Sold - GreenPoint                1.53%             -           -            -            -
Money Market Investments                       1.69%         0.88%       1.19%        0.93%        1.34%
                                             ------------------------------------------------------------
  Total Interest Earning Assets                5.47%         5.49%       5.57%        5.64%        5.56%
                                             ------------------------------------------------------------

INTEREST BEARING LIABILITIES:
Savings and Time Deposits                      0.99%         0.94%       0.92%        0.95%        1.01%
Borrowings                                     3.84%         3.86%       3.74%        3.72%        3.30%
                                             ------------------------------------------------------------
  Total Interest Bearing Liabilities           1.63%         1.61%       1.62%        1.66%        1.67%
                                             ------------------------------------------------------------

Interest Rate Spread                           3.84%         3.88%       3.95%        3.98%        3.89%
Net Interest Margin                            4.23%         4.26%       4.33%        4.39%        4.23%

      See accompanying notes appended to the financial data and summaries

                        NORTH FORK BANCORPORATION, INC.
                    NOTES TO THE FINANCIAL DATA AND SUMMARIES

(1)   Presented on a tax equivalent basis.

(2) Return on average tangible assets and return on average tangible stockholder's equity which represent non-GAAP measures are computed, on an annualized basis, as follows:

      - Return on average tangible assets is computed by dividing net income, as reported plus amortization of identifiable intangible assets, net of taxes by average total assets less average goodwill and average identifiable intangible assets.

      - Return on average tangible stockholders equity is computed by dividing net income, as reported plus amortization of identifiable intangible assets, net of taxes by average total stockholders equity less average goodwill and average identifiable intangible assets.

                                                                   THREE MONTHS ENDED                 NINE MONTHS ENDED
(In thousands)                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                  2004             2003             2004             2003
                                                              -----------      -----------      -----------      -----------
Net Income, as Reported                                       $   119,728      $    94,330      $   331,244      $   293,982
 Add:  Amortization of identifiable Intangibles Assets,
Net of Taxes                                                        1,986              588            3,756            1,766
                                                              -----------      -----------      -----------      -----------

Net Income, as Adjusted                                       $   121,714      $    94,918      $   335,000      $   295,748
                                                              -----------      -----------      -----------      -----------

Average Total Assets                                          $27,185,413      $20,844,524      $24,291,901      $21,602,178
    Less:  Average Goodwill                                     1,003,007          410,385          712,529          409,737
    Less:  Average Identifiable Intangible Assets                  48,328           14,138           30,896           15,022
                                                              -----------      -----------      -----------      -----------
                   Average Tangible Assets                    $26,134,078      $20,420,001      $23,548,476      $21,177,419
                                                              -----------      -----------      -----------      -----------

Average Stockholders' Equity                                  $ 2,422,116      $ 1,467,369      $ 1,963,594      $ 1,531,312
        Less:  Average Goodwill                                 1,003,007          410,385          712,529          409,737
        Less:  Average Identifiable Intangible Assets              48,328           14,138           30,896           15,022
                                                              -----------      -----------      -----------      -----------
                    Average Tangible Stockholders' Equity     $ 1,370,781      $ 1,042,846      $ 1,220,169      $ 1,106,553
                                                              -----------      -----------      -----------      -----------

Return on Average Tangible Assets                                    1.85%            1.84%            1.90%            1.87%
Return on Average Tangible Stockholders' Equity                     35.32%           36.11%           36.67%           35.73%

(3) The efficiency ratio is defined as the ratio of non-interest expense net of debt restructuring costs, amortization of identifiable intangibles, other real estate related expenses and other non-recurring charges, to net interest income on a tax equivalent basis and other non-interest income net of securities gains, facilities gains and other non-recurring items.

                   GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
                   FINANCIAL RESULTS - DISCUSSION AND ANALYSIS
                               SEPTEMBER 30, 2004

OPERATING HIGHLIGHTS

      Net income from continuing operations for the quarter ended September 30, 2004 amounted to $50.7 million or $.42 diluted earnings per share. Included in the current quarter are expenses associated with the Company's acquisition by North Fork amounting to $44.6 million. Continuing operations net income, excluding these charges, would have been $95.3 million and $.79 diluted earnings per share in the current quarter and $333.4 million and $2.77 diluted earnings per share for the nine months ended September 30, 2004.

      Net interest income for the three and nine-month periods ended September 30, 2004 was $193.6 million and $547.0 million, respectively compared to $152.2 million and $494.9 million for the comparable periods in the prior year. The improvement was due to the higher level of interest earning assets and net interest margin improvement.

      The aforementioned net interest income gains were offset by declines in loan servicing fees and net gains on sale of loans and increased compensation costs. The net gains on sale of loans was impacted by lower margins and the decision to portfolio rather than sell an additional $1 billion of loan originations that were funded in part by borrowings from North Fork Bank.

      The Company previously announced the sale of the remainder of its discontinued manufactured housing business. The loss on the sale is reflected in discontinued operations in the accompanying consolidated income statement.

                   GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)


                                                                   THREE MONTHS ENDED           NINE MONTHS ENDED
                                                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
(In thousands, except per share amounts)                           2004           2003           2004           2003
                                                                ---------      ---------      ---------      ---------
INTEREST INCOME:
Loans Held-for-Investment                                       $ 181,382      $ 147,581      $ 495,152      $ 471,460
Loans Held-for-Sale                                                61,945         76,668        180,331        223,214
Securities                                                         74,435         43,893        216,198        156,130
Other                                                               3,248          4,730          9,419         12,216
                                                                ---------      ---------      ---------      ---------
   Total Interest Income                                          321,010        272,872        901,100        863,020
                                                                ---------      ---------      ---------      ---------

INTEREST EXPENSE:
Savings, NOW and Money Market Deposits                             27,630         22,309         75,679         69,709
Time Deposits                                                      17,095         25,469         54,565         84,235
Certificates of Deposit, $100,000 and Over                          5,815          7,714         18,727         24,662
Federal funds Purchased and Securities Sold Under
   Agreements to Repurchase                                        34,277         21,633         82,899         62,939
Federal Home Loan Bank Advances                                    33,304         32,454         94,916         98,538
Senior Notes                                                        1,239          2,978          3,049          3,763
Subordinated Bank Notes                                             3,504          3,504         10,512         10,512
Other Long Term Debt                                                4,572          4,575         13,718         13,725
                                                                ---------      ---------      ---------      ---------
   Total Interest Expense                                         127,436        120,636        354,065        368,083
                                                                ---------      ---------      ---------      ---------
   Net Interest Income                                            193,574        152,236        547,035        494,937
Provision for Loan Losses                                          (1,026)        (1,103)        (3,379)        (2,013)
                                                                ---------      ---------      ---------      ---------
   Net Interest Income after Provision for Loan Losses            192,548        151,133        543,656        492,924
                                                                ---------      ---------      ---------      ---------

NON-INTEREST INCOME:
Income from Fees and Commissions:
Loan Servicing Fees                                               (13,686)        11,715         (8,706)        17,076
Banking Services Fees and Commissions                              17,622         15,714         50,730         40,458
Sales of Mutual Funds and Annuities                                 5,944          2,900         18,772          9,830
Fees, Commissions and Other Income                                  5,581          4,214         15,496         10,715
                                                                ---------      ---------      ---------      ---------
   Total Income from Fees and Commissions                          15,461         34,543         76,292         78,079
Net Gain on Sales of Loans                                        105,308        105,926        349,720        375,916
Change in Valuation of Retained Interests                              --         (1,191)        (1,338)        (2,543)
Net Gain on Sale of Securities                                        225          1,450            769          2,017
                                                                ---------      ---------      ---------      ---------
   Total Non-Interest Income                                      120,994        140,728        425,443        453,469
                                                                ---------      ---------      ---------      ---------

NON-INTEREST EXPENSE:
Salaries and Benefits                                              74,320         66,796        208,436        194,918
Employee Stock Ownership and Stock Plans Expense                    9,140          6,911         26,431         19,742
Net Expense of Premises and Equipment                              22,109         22,340         68,590         64,128
Advertising                                                         5,130          4,285         15,667         13,163
Other Administrative Expenses                                      34,606         30,079         97,997         85,406
Merger Related Expenses                                            44,564             --         47,159             --
                                                                ---------      ---------      ---------      ---------
   Total General and Administrative Expenses                      189,869        130,411        464,280        377,357
Other Real Estate Owned Operating Income, net                       1,413           (703)           183         (2,169)
                                                                ---------      ---------      ---------      ---------
   Total Non-Interest Expense                                     191,282        129,708        464,463        375,188
                                                                ---------      ---------      ---------      ---------

Income from Continuing Operations Before Income Taxes             122,260        162,153        504,636        571,205
Income Taxes Related to Earnings from Continuing Operations        71,565         61,001        218,423        213,374
                                                                ---------      ---------      ---------      ---------

NET INCOME FROM CONTINUING OPERATIONS                           $  50,695      $ 101,152      $ 286,213      $ 357,831
                                                                =========      =========      =========      =========

DISCONTINUED OPERATIONS:
Net (Loss)/Income from Disposal of Discontinued Business        ($110,346)     $     211      ($109,787)     $     590
                                                                =========      =========      =========      =========

NET (LOSS)/INCOME                                               ($ 59,651)     $ 101,363      $ 176,426      $ 358,421
                                                                =========      =========      =========      =========

DILUTED EARNINGS PER SHARE:
Net Income from Continuing Operations                           $    0.42      $    0.82      $    2.38      $    2.84
Net (loss)/Income from Discontinued Operations                      (0.91)            --          (0.91)            --
                                                                ---------      ---------      ---------      ---------

Net (loss)/Income                                               $   (0.49)     $    0.82      $    1.47      $    2.84
                                                                =========      =========      =========      =========

                   GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)


                                                        SEPTEMBER 30,       JUNE 30,        DECEMBER 31,      SEPTEMBER 30,
(in thousands)                                              2004              2004              2003              2003
                                                        ------------      ------------      ------------      ------------
ASSETS:
Cash & Due from Banks                                   $    310,718      $    284,049      $    268,168      $    227,108
Money Market Investments                                     187,818            19,819            66,951            15,293
Securities:
   Available-for-Sale                                      6,431,181         6,828,958         6,253,658         5,396,224
   Retained Interests in Securitizations                      98,436            45,020            48,849            57,634
   Federal Home Loan Bank of New York Stock                  261,251           267,500           170,000           195,000
   Held-to-Maturity                                            4,920             5,049             5,588             5,331
                                                        ------------      ------------      ------------      ------------
      Total Securities                                     6,795,788         7,146,527         6,478,095         5,654,189
                                                        ------------      ------------      ------------      ------------
Loans:
   Held-For-Sale                                           5,060,115         5,240,641         4,764,323         6,009,900

   Held-for-Investment                                    12,834,048        11,743,655         9,962,512         9,508,162
               Less: Allowance for Loan Losses                77,726            77,726            77,726            77,726
                                                        ------------      ------------      ------------      ------------
                  Net Loans Held-for-Investment           12,756,322        11,665,929         9,884,786         9,430,436
                                                        ------------      ------------      ------------      ------------
Mortgage Servicing Rights                                    214,713           208,459           182,947           159,249
Goodwill                                                     395,065           395,065           395,065           395,065
Premises & Equipment                                         180,478           180,483           183,104           181,788
Other Assets                                               1,060,932           813,785           761,716           793,272
                                                        ------------      ------------      ------------      ------------
     Total Assets                                       $ 26,961,949      $ 25,954,757      $ 22,985,155      $ 22,866,300
                                                        ============      ============      ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand                                               $    519,633      $    516,847      $    442,931      $    402,796
   Savings                                                 3,384,765         3,467,180         3,660,081         3,704,001
   NOW &  Money Market                                     5,256,624         5,239,871         4,132,685         3,913,983
   Time                                                    2,874,371         2,944,338         3,353,028         3,504,502
   Certificates of Deposit, $100,000 & Over                  808,241           888,016           956,916           985,542
                                                        ------------      ------------      ------------      ------------
     Total Deposits                                       12,843,634        13,056,252        12,545,641        12,510,824
                                                        ------------      ------------      ------------      ------------
Federal Funds Purchased & Collateralized Borrowings        9,959,882         9,488,171         7,189,465         6,969,250
Federal Funds Purchased - North Fork                         750,000                --                --                --
Senior Notes                                                 354,117           345,434           352,431           349,518
Subordinated Debt                                            149,840           149,833           149,820           149,813
Other Long Term Debt                                         199,785           199,783           199,778           199,776
                                                        ------------      ------------      ------------      ------------
     Total Borrowings                                     11,413,624        10,183,221         7,891,494         7,668,357
                                                        ------------      ------------      ------------      ------------
Mortgagors' Escrow                                            76,409            59,074            55,147            74,073
Liability Under Recourse Exposure                             90,872           181,413           225,622           256,138
Accrued Expenses & Other Liabilities                         592,954           511,892           428,721           513,547
                                                        ------------      ------------      ------------      ------------
      Total Liabilities                                   25,017,493        23,991,852        21,146,625        21,022,939
                                                        ------------      ------------      ------------      ------------

STOCKHOLDERS' EQUITY:
Common Stock                                                   1,654             1,654             1,654             1,654
Additional Paid in Capital                                   997,419           967,777           941,400           936,785
Retained Earnings                                          1,997,089         2,091,855         1,925,751         1,840,571
Accumulated Other Comprehensive Income                       (61,111)          (87,938)          (30,074)          (17,508)
Unallocated Employee Stock Ownership Plan Shares             (80,074)          (81,499)          (84,351)          (85,738)
Treasury Stock at Cost                                      (910,521)         (928,944)         (915,850)         (832,403)
                                                        ------------      ------------      ------------      ------------
      Total Stockholders' Equity                           1,944,456         1,962,905         1,838,530         1,843,361
                                                        ------------      ------------      ------------      ------------
      Total Liabilities and Stockholders' Equity        $ 26,961,949      $ 25,954,757      $ 22,985,155      $ 22,866,300
                                                        ============      ============      ============      ============

                   GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
              SELECTED FINANCIAL DATA AND BALANCE SHEET COMPONENTS
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED              NINE MONTHS ENDED
SELECTED FINANCIAL DATA:                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
(in thousands, except ratios and per share amounts)         2004             2003             2004             2003
                                                        -----------      -----------      -----------      -----------
PER SHARE:
   Net Income - Basic (continuing operations)           $      0.43      $      0.84      $      2.44      $      2.89
   Net Income - Diluted (continuing operations)         $      0.42      $      0.82      $      2.38      $      2.84
   Average Shares Outstanding - Basic                       118,267          120,871          117,354          123,755
   Average Shares Outstanding -  Diluted                    121,043          123,253          120,305          126,214
   Stated Book Value                                    $     15.98      $     15.17      $     15.98      $     15.17
   Tangible Book Value                                  $     12.73      $     11.91      $     12.73      $     11.91

SELECTED FINANCIAL DATA (CONTINUING OPERATIONS):
   Return on Average Total Assets                              0.78%            1.76%            1.55%            2.16%
   Return on Average Stockholders' Equity                     10.01%           21.86%           19.60%           25.31%
   Efficiency Ratio (1)                                        60.4%            44.3%            47.7%            39.8%
   Yield on Interest Earning Assets (2)                        5.27%            5.02%            5.23%            5.52%
   Cost of Funds                                               2.16%            2.29%            2.12%            2.45%
   Net Interest Margin (2)                                     3.22%            2.84%            3.20%            3.19%


                                                       SEPTEMBER 30,       JUNE 30,       DECEMBER 31,    SEPTEMBER 30,
                                                            2004             2004             2003             2003
                                                        -----------      -----------      -----------      -----------
CAPITAL RATIOS:
   Risk Based Capital:
     Tier 1                                                   10.50%           11.23%           11.26%           10.96%
     Total                                                    11.84%           12.63%           12.81%           12.47%
     Leverage Ratio                                            6.81%            7.34%            7.28%            7.18%


                                                       SEPTEMBER 30,       JUNE 30,       DECEMBER 31,    SEPTEMBER 30,
(In thousands)                                              2004             2004             2003             2003
                                                        -----------      -----------      -----------      -----------
ASSET QUALITY:
    Non-Accruing Loans:
        Loans Held-for-Investment                       $   132,702      $   131,879      $   158,264      $   162,494
        Loans Held-for-Sale                                  60,501           62,945          102,514           95,901
                                                        -----------      -----------      -----------      -----------
            Total Non-Accruing Loans                        193,203          194,824          260,778          258,395
    Other Real Estate Owned                                  19,803           21,375           24,267           20,722
                                                        -----------      -----------      -----------      -----------
            Total Non-Performing Assets                 $   213,006      $   216,199      $   285,045      $   279,117
                                                        ===========      ===========      ===========      ===========
Non-Accruing Loans Held-for-Investment to Mortgage
Loans Held-for-Investment                                     1.07%            1.13%            1.60%            1.72%
                                                        ===========      ===========      ===========      ===========
Non-accruing Loans Held-for-Sale to Mortgage Loans
Held-for-Sale                                                 1.20%            1.20%            2.15%            1.60%
                                                        ===========      ===========      ===========      ===========
Non-Performing Assets to Total Assets                         0.81%            0.83%            1.24%            1.22%
                                                        ===========      ===========      ===========      ===========
Loans Held-for-Investment 90 Days Delinquent and
Still Accruing                                          $     1,928      $     1,946      $     2,726      $       843
                                                        ===========      ===========      ===========      ===========


(1) The efficiency ratio is calculated by dividing general and administrative expenses by the sum of net interest income and non-interest income.

(2)   Presented on a tax equivalent basis.

                   GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
                           MORTGAGE BANKING HIGHLIGHTS
                                   (UNAUDITED)


                                                 THREE MONTHS ENDED             NINE MONTHS ENDED
                                          SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
(In thousands)                                2004            2003            2004            2003
                                           -----------     -----------     -----------     -----------
COMPARATIVE MORTGAGE LOAN VOLUMES
    Total Applications Received            $17,001,565     $15,409,393     $55,176,561     $56,987,279
                                           -----------     -----------     -----------     -----------
    Total Loans Originated:
        Specialty Products (1)             $ 3,860,338     $ 3,132,319     $10,085,207     $ 8,812,965
        Home Equity / Seconds                1,613,625         615,476       3,743,241       1,757,775
        Agency / Jumbo                       4,513,855       5,701,322      15,539,186      19,548,972
                                           -----------     -----------     -----------     -----------
            Total Loans Originated (2)     $ 9,987,818     $ 9,449,117     $29,367,634     $30,119,712
                                           ===========     ===========     ===========     ===========

(1)   Specialty products include: Alt A, No Doc and A minus programs.

(2) Total loans originated include correspondent purchases for the held for investment portfolio which totaled $0 thousand and $286,061 thousand for the quarters ended September 30, 2004 and 2003, respectively. Correspondent purchases for the nine months ended September 30, 2004 and 2003, were $911,310 and $1,775,941, respectively.


                                         SEPTEMBER 30,    JUNE 30,     DECEMBER 31,   SEPTEMBER 30,
(In thousands)                               2004           2004           2003           2003
                                          ----------     ----------     ----------     ----------
    Pipeline (3)                          $7,623,547     $8,641,744     $7,042,826     $9,107,276
                                          ==========     ==========     ==========     ==========
    Interest Rate Lock Commitments(4)     $2,512,433     $2,559,331     $1,506,201     $2,190,943
                                          ==========     ==========     ==========     ==========
    Loans Held-For-Sale                   $5,060,115     $5,240,641     $4,764,323     $6,009,900
                                          ==========     ==========     ==========     ==========

(3)   The pipeline represents applications received but not yet funded.

(4) Represent commitments to lend where the terms are guaranteed to the borrower for a specific period of time.


                                                      THREE MONTHS ENDED               NINE MONTHS ENDED
                                               SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
(In thousands)                                      2004             2003             2004             2003
                                                -----------      -----------      -----------      -----------
MORTGAGE LOANS SOLD AND AVERAGE MARGINS (5)
    Whole Loan Sales:
        Specialty Products                      $ 3,262,425      $ 2,467,248      $ 8,984,988      $ 7,850,226
        Home Equity / Seconds                     1,288,900          434,197        2,381,752          609,840
        Agency / Jumbo                            3,349,777        4,543,678       11,166,415       16,473,372
                                                -----------      -----------      -----------      -----------
            Total Whole Loan Sales              $ 7,901,102      $ 7,445,123      $22,533,155      $24,933,438
                                                ===========      ===========      ===========      ===========
    Gain on Sale of Whole Loans                 $   105,106      $   105,362      $   348,784      $   369,774
                                                ===========      ===========      ===========      ===========
    Margins on Whole Loan Sales:
        Specialty Products                             1.64%            2.27%            2.25%            2.75%
        Home Equity / Seconds                          1.55%            1.50%            1.71%            1.42%
        Agency / Jumbo                                 0.94%            0.95%            0.95%            0.88%
                                                -----------      -----------      -----------      -----------
            Total Whole Loan Sales                     1.33%            1.42%            1.55%            1.48%
                                                ===========      ===========      ===========      ===========

(5) Gain on sale and gain on sale margins include the net impact of the valuation of mortgage loans held for sale and interest rate lock commitments, the impact of the valuation of derivatives utilized to manage the exposure to interest rate risk associated with mortgage loan commitments and mortgage loans held for sale, and the impact of adjustments related to reserves established for representations and warranties made in conjunction with the loan sale.

                   GREENPOINT FINANCIAL CORP. AND SUBSIDIARIES
              NET INTEREST INCOME ANALYSIS - CONTINUING OPERATIONS
                                   (UNAUDITED)

The following table presents on a linked quarter basis, an analysis of net interest income by each major category of interest earning assets and interest bearing liabilities:

For the Three Months Ended:                        SEPTEMBER 30, 2004                  JUNE 30, 2004
                                           --------------------------------   --------------------------------
                                             AVERAGE                AVERAGE     AVERAGE                AVERAGE
(dollars in thousands)                       BALANCE     INTEREST    RATE       BALANCE     INTEREST    RATE
                                           -----------   --------   -------   -----------   --------   -------
INTEREST-EARNING ASSETS:
Loans Held-for-Investment                  $12,445,954   $180,920      5.81%  $10,853,586   $157,517      5.81%
Other Loans                                     25,836        462      7.13%       24,991        438      7.00%
Loans Held-for-Sale                          4,844,840     61,945      5.11%    4,886,606     63,039      5.16%
Securities (1)                               6,948,099     75,750      4.36%    7,343,206     72,399      3.94%
Other Interest-Earning Assets (1)              233,715      3,938      6.70%      223,620      2,992      5.38%
                                           -----------   --------             -----------   --------
      Total Interest-Earning Assets         24,498,444    323,015      5.27%   23,332,009    296,385      5.08%
                                           -----------   --------             -----------   --------
Non-Interest Earning Assets                  1,601,432                          1,583,179
                                           -----------                        -----------
      Total Assets                         $26,099,876                        $24,915,188
                                           -----------                        -----------
INTEREST-BEARING LIABILITIES:
   Savings                                 $ 1,421,818     $2,126      0.59%   $1,469,699     $2,112      0.58%
   Demand Deposits and N.O.W.                3,648,574     12,641      1.38%    3,463,206     11,404      1.32%
   Money Market and Variable Rate Savings    3,838,562     11,402      1.18%    3,766,302     10,814      1.15%
                                           -----------   --------             -----------   --------
      Total Core Deposits                    8,908,954     26,169      1.17%    8,699,207     24,330      1.12%
   Wholesale Money Market Deposits             334,435      1,461      1.74%      260,612        950      1.47%
   Term Certificates of Deposit              3,740,689     22,910      2.44%    3,869,329     23,648      2.46%
                                           -----------   --------             -----------   --------
      Total Deposits                        12,984,078     50,540      1.55%   12,829,148     48,928      1.53%
Other Interest-Bearing Liabilities:
   Borrowed Funds                            9,646,961     67,581      2.75%    8,732,973     57,707      2.62%
   Senior Notes                                348,864      1,239      1.42%      354,052        915      1.03%
   Subordinated Bank Notes                     149,835      3,504      9.35%      149,829      3,504      9.35%
   Other Long Term Debt                        199,784      4,572      9.15%      199,782      4,572      9.15%
                                           -----------   --------             -----------   --------
Total Other Interest Bearing Liabilities    10,345,444     76,896      2.92%    9,436,636     66,698      2.80%
                                           -----------   --------             -----------   --------
      Total Interest-Bearing Liabilities    23,329,522    127,436      2.16%   22,265,784    115,626      2.07%
                                           -----------   --------             -----------   --------
Other Liabilities                              744,249                            714,398
                                           -----------                        -----------
      Total Liabilities                     24,073,771                         22,980,182
                                           -----------                        -----------
Stockholders' Equity                         2,026,105                          1,935,006
                                           -----------                        -----------
      Total Liabilities & Stockholders'
         Equity                            $26,099,876                        $24,915,188
                                           ===========                        ===========
Net Interest Income/Interest Rate Spread                 $195,579      3.11%                $180,759      3.01%
                                                         ========                           ========
Net Interest-Earning Assets/Net Interest
Margin                                     $ 1,168,922                 3.22%   $1,066,225                 3.10%
                                           ===========                         ==========
Ratio of Interest-Earning Assets to
Interest-Bearing Liabilities                      1.05x                              1.05x
                                           ===========                        ===========


(1)   Presented on a tax equivalent basis.

                         NORTH FORK BANCORPORATION, INC.
                    COMBINED WITH GREENPOINT FINANCIAL CORP.
             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2004
                                   (UNAUDITED)

The following Pro Forma Balance Sheet includes the estimated purchase accounting adjustments associated with the GreenPoint acquisition:

                                                         PRO FORMA
(in thousands, except per share amounts and ratios)       COMBINED
                                                        ------------
ASSETS:
Cash & Due from Banks                                   $  1,005,576
Money Market Investments                                     206,398
Securities:
   Available-for-Sale                                     15,439,040
   Held-to-Maturity                                          154,023
                                                        ------------
      Total Securities                                    15,593,063
                                                        ------------
Loans:
   Held-For-Sale                                           5,062,503
   Held-for-Investment                                    28,791,474
          Less: Allowance for Loan Losses                    216,523
                                                        ------------
                  Net Loans Held-for-Investment           28,574,951
                                                        ------------
Goodwill                                                   5,931,455
Identifiable Intangibles                                     187,617
Premises & Equipment                                         453,432
Other Assets                                               1,899,888
                                                        ------------
     Total Assets                                       $ 58,914,883
                                                        ============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Demand                                                  6,093,794
   NOW &  Money Market                                     9,849,370
   Savings                                                 9,851,055
   Time                                                    7,260,115
                                                        ------------
     Total Deposits                                       33,054,334
                                                        ------------
Federal Funds Purchased & Collateralized Borrowings       13,951,205
Subordinated Debt                                            665,525
Junior Subordinated Debt                                     498,558
Senior Notes                                                 349,941
Accrued Expenses & Other Liabilities                       1,372,374
                                                        ------------
      Total Liabilities                                 $ 49,891,937
                                                        ------------

STOCKHOLDERS' EQUITY:
Common Stock                                                   3,449
Additional Paid in Capital                                 7,721,733
Retained Earnings                                          1,946,610
Accumulated Other Comprehensive Income                         4,806
Deferred Compensation                                        (84,073)
Treasury Stock at Cost                                      (569,579)
                                                        ------------
      Total Stockholders' Equity                           9,022,946
                                                        ------------
      Total Liabilities and Stockholders' Equity        $ 58,914,883
                                                        ============

CAPITAL AND OTHER RATIOS:
  Risk Based Capital:
      Tier 1                                                    9.93%
      Total                                                    12.53%
      Leverage Ratio                                            6.26%
Tangible Book Value                                     $       8.92

                         NORTH FORK BANCORPORATION, INC.
                        SELECTED PRO FORMA FINANCIAL DATA
                                   (UNAUDITED)

The following table summarizes the estimated fair value adjustments included on the Pro Forma Balance Sheet and the impact of amortizing and/or accreting the respective adjustments into income over the next twelve months.

                                  ESTIMATED                  ESTIMATED
BALANCE SHEET                       GROSS                  TWELVE MONTHS
CATEGORY                      PREMIUM/(DISCOUNT)     AMORTIZATION/(ACCRETION)
--------                      ------------------     ------------------------
Securities                       $ (59,864)                 $ (23,946)
Loans                               86,204                     24,630
Building                             4,218                        141
Time Deposits                      (62,496)                   (31,248)
Collateralized Borrowings         (251,589)                   (76,230)
Subordinated Debt                  (36,850)                    (6,142)
Capital Securities                 (31,413)                    (1,384)
Senior Notes                         4,176                      1,129
Core Deposit Intangible            141,165                     53,788
                                 ---------                  ---------
     Total                       $(206,449)                 $ (59,262)
                                 =========                  =========